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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
                      October 30, 1998 (October 15, 1998)


                         HORIZON MEDICAL PRODUCTS, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)



         GEORGIA                   000-24025                 58-1882343
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)           Identification No.)

One Horizon Way, Post Office Box 627, Manchester, Georgia           31816
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       (Address of principal executive offices)                   (Zip Code)


                                  706-846-3126
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              (Registrant's telephone number, including area code)


                                 Not applicable
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             (Former name or address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective October 15, 1998 Horizon Medical Products, Inc. ("Horizon") consummated the acquisition (the "Acquisition") of the outstanding stock of Stepic Corporation ("Stepic") pursuant to the terms of the Stock Purchase Agreement, dated October 15, 1998 by and among Horizon, Steven Picheny, Howard Fuchs, Christine Selby and Stepic. The following summary of the transaction is qualified in its entirety by the more detailed information contained in the copy of the Stock Purchase Agreement included as Exhibit 2 to this Current Report.

     Pursuant to the Stock Purchase Agreement, Horizon acquired the assets and liabilities of Stepic. The assets acquired consisted primarily of Accounts Receivable and Inventory which were used by Stepic for the distribution of medical products. Horizon intends to use the acquired assets in a similar manner. As consideration for the Acquisition, Stepic received $8.0 million in cash at the closing date and has the opportunity to earn up to an additional $12.0 million under the terms of the Stock Purchase Agreement, upon the successful achievement of certain specified future earnings targets by Stepic. Horizon funded the Acquisition from its line of credit with NationsCredit Commercial Corporation. The purchase price was determined through arm's-length negotiations between the management of Stepic and management of Horizon and was approved by the owners of Stepic and the Board of Directors of Horizon. Stepic was a significant distributor of Horizon products prior to the acquisition. In partial response to this item, Horizon's press release dated October 19, 1998 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b) It is currently impracticable to provide the financial statements and pro forma financial information for Stepic required by this item. Such financial statements will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the required filing date hereof.

     (c) Exhibits.

     2. Stock Purchase Agreement, by and among Horizon Medical Products, Inc., Steven Picheny, Howard Fuchs, Christine Selby and Stepic Corporation, effective October 15, 1998. Pursuant to Item 601(b) of Regulation S-K, the Company has omitted certain Schedules and Exhibits to the Stock Purchase Agreement (all of which are listed therein) from this Exhibit 2. The Company hereby agrees to furnish supplementally a copy of such omitted items to the Securities and Exchange Commission upon its request.

     99. Press release dated October 19, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Horizon Medical Products, Inc.



Dated: October 30, 1998                By: /s/ Mark A. Jewett
                                          ---------------------------
                                          Mark A. Jewett
                                          Vice President of Finance


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